Exhibit 10.13.6

AMENDMENT NO. 5 TO SPRINT MASTER APPLICATION AND SERVICES AGREEMENT

This Amendment No. 5 (“Amendment No. 5”) to the Sprint Master Application and Services Agreement (“Agreement”) effective July 1, 2012 (“Amendment No. 5 Effective Date”) is between Sprint United Management Company (“Sprint”), and Telenav, Inc., a Delaware corporation (“Supplier”). Except as otherwise indicated, defined terms in this Amendment have the same meaning as in the Agreement.

I.	Background

A.	The parties entered into the Agreement on January 30, 2009.

The parties entered into Amendment No. 1 effective July 1, 2009.

The parties entered into Amendment No. 2 effective December 16, 2009.

The parties entered into an Addendum dated March 12, 2010.

The parties entered into Amendment No. 3 effective September 1, 2010.

The parties entered into Amendment No. 4 effective March 29, 2012.

B.	The parties agree to modify the Agreement as set forth in this Amendment No. 5.

The parties agree as follows:

II.	Amendment

A.	The Agreement is amended by adding the following Application to Section 1:

Application 16: Scout for Apps is an HTML5, browser-based, voice-guided turn-by-turn GPS navigation service for mobile phones.

B.	This Agreement is amended by deleting Section 6.f in its entirety and replacing it as follows:

Preferred Supplier Status. Company will be Sprint’s preferred Application 5 (as defined in Section 1 (e)) Supplier, until [*****], and subject to Sprint’s rights in Section 25, Sprint will use reasonable efforts to feature Supplier’s navigation services more prominently than other navigation applications on handsets and will use reasonable commercial efforts consistent with Sprint’s overall product and pre-load strategy [*****]. In addition, Sprint shall use reasonable commercial efforts to feature Supplier’s navigation services more prominently than other navigation applications as it aligns with Sprints overall device strategy.

C.	The Agreement is amended by deleting Section 24.a. in its entirety and replacing it as follows:

The initial term of this Agreement will commence on the Effective Date and end December 31, 2015 (the “Initial Term”). This Agreement will automatically renew (except Application 5) for additional twelve (12) month periods (each twelve (12) month period is referred to as an “Extension Term”) unless terminated by written notice to the other Party at least ninety (90) days prior to the expiration of the Initial Term or an Extension Term. Each Extension Term, together with the Initial Term is referred to as the “Term.”

Bundled Pricing for Application 5 (as defined in Exhibit D, Section 1, Payment 1D) will terminate on June 30, 2013.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

D.	The Agreement is amended by adding the following to Section 5 of Exhibit A.

The parties agree that Supplier will introduce the Scout brand to replace the TeleNav GPS Navigator branding on select operating systems. As soon as reasonably practical Supplier will begin the transition of certain Application 5 deliverables into Supplier branded services for select new devices going forward. Select existing devices currently using the Sprint brand or TeleNav GPS Navigator brand may be upgraded to the Scout brand by Supplier after consultation between Supplier and Sprint on the process by which such upgrade will be accomplished and for those not updated Supplier will continue to support those devices. For operating systems Supplier chooses [*****], Supplier will continue to [*****].

E.	The Agreement is amended by adding the following to Exhibit A.

12.	Application 16. Scout for Apps

Scout for Apps is an HTML5 navigation service that can be integrated into mobile applications and other mobile content. Scout for Apps is a browser-based, voice-guided turn-by-turn GPS navigation service that is free to end users.

F.	The Agreement is amended by deleting Exhibit C in its entirety and replacing with a new Exhibit C attached.

G.	The Agreement is amended by deleting Exhibit D in its entirety and replacing with a new Exhibit D attached.

H.	The Agreement is amended by adding the following definitions to Exhibit I.

Advertisement or Ad or Creative means the graphic or text file(s) provided to Sprint to market on behalf of Advertiser and/or Supplier.

Advertiser means Supplier and/or the advertiser or advertising agency providing Ads to Supplier for use on Sprint’s Advertisement Placement as specified herein.

Advertisement Placement means the defined placement area, as determined by the Sprint Service plan, Device, Content and/or Services, applicable application, or Sprint ad-enabled digital web page of the Advertising during the Term, in Sprint’s sole discretion, including, without limitation, Third-Party Publishers, as defined in this Agreement or Exhibit D. The Advertisement Placement may be moved or removed by Users as part of any personalization functionality; provided that there shall not be any ad call to Service Provider for such Advertisement Placement.

Advertising Platform means Sprint-provided advertising solution/platform that enables publishers and advertising networks, agencies and other advertising providers to be served, or to serve, advertising content.

Clickstream Data means a recording of what a device user “clicks” on while interacting on the ad enabled Content. As the user Clicks anywhere in the content (e.g. webpage or application), the action is logged on a client or inside the web server, as well as possibly the web browser and ad servers. Clickstream Data analysis can be used to create a user profile that aids in understanding the types of people that visit a company’s website, or predict whether a user is likely to purchase from an e-commerce website.

Third Party Publisher(s) is defined as any non-Sprint or non-Service Provider party that produces content and/or services which either directly or indirectly utilizes the functionality enabled through a platform provided by Sprint or through Sprint’s third parties.

Sprint Broker Platform is defined as the “Advertising Platform” and any other Sprint brokering solution which enables relevant content to be provided through a systematic solution.

I.	The Agreement is amended by deleting Exhibit J in its entirety and replacing with a new Exhibit J attached.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

J.	The Agreement is amended by deleting Exhibit K in its entirety and replacing with a new Exhibit K attached.

K.	The Agreement is amended by adding Exhibit N attached.

General

Other than as set forth above, the Agreement remains unchanged and in full force and effect.

If there is a conflict between the terms of the Agreement, any previous Amendment(s) and this Amendment No. 5, this Amendment No. 5 will control unless otherwise stated in this Amendment No. 5.

This Amendment No. 5 executed by authorized representatives of Sprint and Supplier incorporates the terms and conditions of the Agreement.

SPRINT UNITED MANAGEMENT COMPANY		TELENAV, INC.

By:	/s/ Eugene Agee	By:	/s/ Michael Strambi
Name:	Eugene Agee	Name:	Michael Strambi
Title:	VP Procurement & Real Estate	Title:	CFO

Date:	7/24/12	Date:	7/24/12

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT C

CO-MARKETING, SALES TOOLS and PRODUCT COMMITMENTS

1.	Sales Activities/Support

a.	Application(s) Material. Prior to and continuously after the Commercial Launch Date, Company will create marketing and promotional materials concerning the Application(s) and its availability over the Systems in accordance with the terms of this Agreement, including but not limited to the Trademark requirements set forth in Section 21 of the Agreement. Company will include the Sprint logo provided to it by Sprint in agreed upon marketing and promotion material (printed or electronic) related to each Application.

b.	Collateral Distribution to Sprint Sales Channels

i)	Prior to the Commercial Launch Date, for each Application available to Sprint for distribution, Company will provide media master and web file (Adobe Acrobat) of collateral and Sprint will have the right to review, approve, reproduce and distribute copies of such collateral which it will do using commercially reasonable efforts consistent with activities undertaken prior to the date of Amendment No. 3. Such approval will not to be unreasonably withheld. Post launch, Company will provide updated versions as determined by Company.

ii)	Sprint will determine the distribution channel for such collateral and ensure that collateral will be made accessible to the Sprint sales force, direct and indirect.

iii)	In the event that Sprint decides that such collateral should be distributed through Sprint’s third party distribution vendor, Company will send such collateral to such third party distribution vendor. Company will bear the expense (including, but not limited to, cost to design, produce and distribute the collateral) provided, however, the Parties will agree to Company’s expense, such agreement not to be unreasonably withheld.

iv)	The above-described sales collateral to be provided by Company will include, but not be limited to:

(1)	Customer Profile. Description of target customer. Description of customers’ needs that are filled by Application(s);

(2)	Competitive Advantage. Comparison of Company with its competitors’ products and how each Application differs from competitors’ products;

(3)	Content for Sprint’s Quick Reference Brief. Description of each Application, how it solves the Sprint Users’ needs and how using each Application increases the return on investment for Sprint Users; and

(4)	Sprint logo.

v)	Company’s Distribution Channel. At Company’s discretion Company will develop a collateral distribution process which will ensure simplified ordering and prompt delivery of collateral to Sprint’s distribution channels.

c.	Electronic Sales Aids. Prior to and continuously after the Commercial Launch Date, Company will make the following electronic sales tools available to Sprint at company’s sole expense:

i)	PowerPoint charts for use by Sprint describing each Application to Sprint Users and/or prospect which charts will include a customer profile and content detailing how the use of each Application increases the return on investment for Sprint Users and/or prospect that

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Sprint can copy and use to create a faxable information sheet. Sprint will (i) post such charts internally on the Sprint sales information distribution intranet for confidential access by Sprint employees, contractors and agents, (ii) use this information to create marketing material, including, but not limited to faxable information sheets and (iii) to distribute such information and information sheets to the Sprint User and/or prospect through all Sprint’s sales channels.

ii)	Website URLs for referral of Sprint prospects and / or Sprint Users seeking additional information. Sprint will link to Company’s product sites from the Sprint website at appropriate locations.

iii)	Demonstration Accounts

(1)	Company will provide, as of the Effective Date, demonstration accounts, logins and passwords for use and allocation by Sprint at Sprint’s sole discretion, for Sprint sales force, direct and indirect, to use and demonstrate to potential customers, Sprint Users, at Sprint’s Executive Briefing Center, at tradeshows and other Sprint marketing events. Number of demonstration accounts to be determined mutually by Sprint and Company. Sprint will actively distribute Company demo accounts to all Sprint Sales and Sales Support staff. If applicable, Company will also provide licenses/access to a demonstration version of the PC features and functionality of each Application. Number of such PC demonstration accounts to be mutually determined by Sprint and Company

(2)	In addition, if requested by Sprint and agreed to in writing by Company, Company will (i) create a static demonstration version of each Application (a) showing all features and functionalities and (b) which resides on the Device and/or other Devices (local application); (ii) provide Sprint with unlimited licenses to such demonstration versions; and (iii) make such demonstration version available to Sprint for use and allocation by Sprint at Sprint’s sole discretion, including, but not limited to, Sprint sales force, direct and indirect, to use and demonstrate to potential customers, Sprint Users, at Sprint’s Executive Briefing Center, at tradeshows and other marketing events.

d.	Sales Training

i)	Sprint will train and inform appropriate Sprint’s sales force representatives of the availability of the Application(s) and Application(s) updates through/on the Systems. Company will assist, collaborate and cooperate with Sprint in the development, delivery and execution of sales training including, but not limited to, training presentations, training documentation and participation upon Sprint’s request and Company agreement, at training forums at Company’s sole expense.

ii)	Company will train or inform its sales force of the availability of the Application(s) through/on the Systems.

iii)	Sprint will make available to all Sales and Sales Support staff a Company application certification program developed by Company

e.	Sprint’s Approval of Material. Company will submit to Sprint all documentation, collateral, marketing, training, promotional, sales and any other material (printed and electronic) which includes a reference to Sprint or a mark and/or logo owned by Sprint and will obtain Sprint’s approval in writing prior to its print, release and distribution by Company.

2.	Press Releases/Success Stories

a.	Press Release. If mutually agreed to in writing, Parties may jointly issue a press release disclosing the availability of the Application(s) on the Systems only if in accordance with the terms of this Agreement, including but not limited to Section 21, 31 and 32 of the Agreement; provided, however, that the foregoing will not restrict either Party from making press releases about their respective products and services that do not include a reference to the other Party.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

b.	Success Stories. Sprint may, in its sole discretion, use Sprint customer success stories for purposes, including but not limited to marketing materials and sales efforts.

c.	Company Activities. Company will:

i)	Identify satisfied Sprint Users of each Application;

ii)	Upon obtaining all necessary releases, provide to Sprint such references and descriptions of the Application(s) used by each satisfied Sprint User; and

iii)	Seek publicity opportunities related to Sprint User success stories.

iv)	List Company’s Application used and provide a link for further information to Company’s Application website

3.	Company Listed on Sprint’s Website

a.	Dependent upon Sprint’s receipt of required information being received in a timely fashion and in its reasonable discretion, Sprint may, within sixty (60) days of the Commercial Launch Date, list Company on Sprint’s web site, currently located at http://www.sprint.com, subject to the following requirements:

i)	Each Application and all Changes must have successfully passed the Application testing certification process as defined in Section 3 of this Agreement and must have been approved by Sprint; and

ii)	This Agreement must be in full force and effect.

b.	Company Application may be listed on Sprint’s website everywhere other similar applications, products and services are listed.

c.	Information to be included in such listing may include but is not limited to Company’s logo and a short description and a link to Company’s web site. Listing of Company on Sprint’s web site is contingent upon Company’s submission of and Sprint’s approval of the size of the logo and the description. If Company fails to meet any requirement set forth in this agreement, Sprint may, in its sole discretion, remove all references to Company from the Sprint web site.

4.	Sprint listed on Company’s Website. Dependent upon Company’s receipt of required information being received in a timely fashion, Company will, within ten (10) days of the Commercial Launch Date, feature Sprint on Company’s web site. Information to be included in such posting will include, but is not limited to: Sprint logo and/or the Sprint Compatible logo and a link to the Sprint commercial web site, currently located at http://www.sprint.com. Company will treat Sprint no less prominently than other wireless carriers, other wireless service providers or wireless device manufacturers/providers.

5.	Sprint User Training and Education Documentation. During the Term, Company may maintain a web site to be accessed by Sprint Users for demonstration of the Application(s) and self-guided training. Company will also train Sprint Users on all Application(s) and will bear the cost of such training. Company may provide such training through its processing partners. This training will include, at a minimum, distribution of Sprint pre-approved “Education Materials” containing the information below:

a.	The appropriate Sprint logo;

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

b.	Instructions regarding the Application(s) and use over the Devices (for example Sprint approved directions on how to download, install, and use the Application feature on a Device).

i)	Sprint Approval of the Educational Materials. Company will follow Sprint’s documentation approval process of the Educational Materials, such approval to be given at Sprint’s sole discretion and approval should not be unreasonably withheld by Sprint

ii)	During the Term, Company may utilize Sprint-written and approved documentation in Company’s user guide or web-based user documentation for each Application, provided that Company will not remove any copyright or other proprietary notices contained therein.

6.	Sales Contest. Company may participate in or fund sales contest(s) organized by Sprint. The conduct of sales contests and the participation of Company in such sales contests will be at Sprint’s sole discretion. Sprint and Company will mutually agree to the date of sales contests that Company may participate in or fund. For each sales contest in which Company participates, Company will compensate all identified winning sales teams. Sprint and Company will agree on the method of compensation and the amount of compensation prior to the contest. If Company fails to pay monies it commits to sales contests, Sprint will reserve the right to withhold Payments due Company and pay the winners on Company’s behalf.

7.	OEM Integration Support. Sprint will use best efforts to work with Supplier and Sprint handset OEMs to maximize the integration of Application 5 within the core features in each handset specifically including integration with each of the following functions: contacts, calendar, email, browser, SMS and search.

8.	Premium Billing Enablement. Sprint will use reasonable efforts to undertake to provide billing support for both one-time and recurring billing and infrastructure operations to support the implementation of seamless up-sell capability in Product 5a, 5b and 5d for sales of Product 5c. In addition, in the event that Supplier introduces additional premium versions of Application 5, Sprint will use reasonable efforts to undertake to provide billing support and infrastructure operations to support the implementation of billing for such products and seamless up-sell capability to any such new products.

9.	411 Service Integration. Sprint will use reasonable efforts to complete the ongoing project to integrate Application 5 or Application 16 services with the Sprint 411 capabilities such that Application 5 or Application 16 services will be seamlessly launched in connection with 411 services as provided to End Users. Integration will automatically add the address of the results from the 411 Directory Assist request to the users Application 5 or Application 16 account and allow the End User to use Application 5 or Application 16 to navigate to resultant address.

10.	Customer Data from Supplier. Supplier will provide reporting on customer data (at an individual subscriber/device level) for all applicable Supplier’s products that are Sprint branded. This usage data will be made available to Sprint no later than January 1, 2011 and provided on a monthly basis thereafter and be associated at an individual subscriber level with a unique identifier as determined by Sprint.

10.	[*****] Scout for Apps. If and when Sprint [*****], such [*****], the revenue share terms associated with advertising revenue will be negotiated under separate amendment.

11.	Corporate Billing. Sprint shall use reasonable efforts to provide to Telenav its best corporate rate pricing for the Telenav service accounts under terms to be provided under an agreement to be entered into separately by the parties.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT D

PAYMENTS

1.	Payment 1A. For [*****] sold via orders placed by customers using a Sprint owned or authorized Sales Channel. Sprint will pay to Company [*****] (“Payment Percent 1A”) of the total fee(s) actually received by Sprint from a Sprint User for use of the Applications (regardless of the Edition) (“Payment 1A”).

Payment 1B. For [*****] sold via orders placed by customers from all non-WAP sites, including but not limited to: [*****] (“Sales Channel 2”). Sprint will pay to Company [*****] (“Payment Percent 1B”) of the total fee(s) actually received by Sprint from a Sprint User for use of the Applications (regardless of the Edition) (“Payment 1B”).

For [*****] sold via orders placed by customers from all non-WAP sites, including but not limited to: [*****] (“Sales Channel 2”). Sprint will pay to Company [*****] of the total fee(s) actually received by Sprint from a Sprint User for use of the Applications (regardless of the Edition).

Payment 1D. For Application 5

Pay per Day Option:

Unlimited use of Application 5 in 24-hour period, all devices all Sales Channels:

[*****] of the total fees actually received by Sprint from a Sprint User for the pay per day option, based upon the price which will be determined by Supplier in its sole discretion.

Monthly Recurring Subscription

Sprint will pay to Company [*****] (“Payment Percent 1D”) of the total fee(s) actually received by Sprint from a Sprint User for use of the Applications (regardless of the Sales Channel) (“Payment 1D”). TeleNav will in its sole discretion determine the price to the end user of the Applications.

Monthly Recurring Subscription—Application 5(c)

Sprint will pay to Company [*****] of the total fee(s) actually received by Sprint from a Sprint User for use of Application 5(c) (regardless of the Sales Channel). TeleNav will in its sole discretion determine the price to the end user of Application 5(c).

Application 5 Premium Services

Premium Services—Premium services consist of [*****], examples could be [*****]. The feature will typically be integrated seamlessly into the underlying navigation application. Sprint will pay to Company [*****] of the total fee(s) actually received by Sprint from a Sprint User for use of Application 5 Premium Services (regardless of the Sales Channel) including MRC, annual and Pay per day.

Bundled Pricing for Application 5

Upon execution of Amendment No. 3, Sprint will have the right to distribute Application 5, Product 5d, Sprint Navigation or TeleNav Basic to all Sprint subscribers on the Sprint Network as part of a Bundled Offering, and will in addition have the right to distribute Product 5d to all Sprint subscribers on the Boost Mobile and Virgin Mobile USA networks, in each case as part of Bundled Offerings. At Suppliers election, Supplier may provide Product 5b, as an alternative to Product 5d for any handset as an alternative product for availability. In exchange for the distribution right provided to Sprint in connection with Bundled Offerings, Sprint will pay to Supplier the following sums for the license and service periods identified below:

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Service Period	Fixed License and Service Fee
September 1, 2010 to December 31, 2010	$[*****]
January 1, 2011 to December 31, 2011	$[*****]
January 1, 2012 to June 30, 2013	$[*****]

The foregoing fees will not be subject to any adjustments or other provisions as provided in Section 6 b. or c. and there will be no adjustment pursuant to such Section as it relates to fees due or paid to TeleNav in connection with Application 5 for the period from January 1, 2010 and the Effective Date of the Amendment.

In the event the number of Sprint subscribers permitted to access Application 5 as part of a Bundled Offering, exceeds [*****] in a calendar month during calendar year 2010, for all incremental subscribers for that month Sprint will pay the amounts which previously would have been due under the terms of this Agreement. In the event the number of Sprint subscribers permitted to access Application 5 as part of a Bundled Offering, exceeds [*****] in a calendar month during calendar year 2011, for all incremental subscribers for that month Sprint will pay the amounts which previously would have been due under the terms of this Agreement. In the event the number of Sprint subscribers permitted to access Application 5 as part of a Bundled Offering, exceeds [*****] in a calendar month during calendar year 2012 through June 30, 2013, for all incremental subscribers for that month Sprint will pay to Supplier an amount to be agreed on a per subscriber basis, but not to exceed $[*****] per subscriber per month.

Payment 1F. For [*****] sold via orders placed by customers from including but not limited to: Sprint Retail Stores, Sprint indirect dealers, Sprint National Retailers such Sprint Master Dealers, Sprint Online Authorized Dealers. Sprint will pay to Company [*****] (“Payment Percent 1F”) of the total fee(s) actually received by Sprint from a Sprint User for use of the Applications (regardless of the Edition) (“Payment 1F”).

2.	Payment 2—One-Time Set-Up Fee. Sprint will pay to Company [*****] for (“Payment Percent 2”) of the total fee(s) actually received by Sprint from a Sprint User for One-Time Set-Up Fee (“Payment 2”) (Payment Percent 1 and 2, the “Payment Percent(s)”) (Payment 1 and 2, the “Payment(s)”).

3.	Free [*****] Sprint User Trial. Sprint may make the first thirty (30) days of [*****] service available to Sprint Users at no cost. During such period, Sprint will not be obligated to make any Payment or Minimum Payment to Company for such service. The Sprint User may terminate [*****] service at the conclusion of such trial period. If at the end of such trial period the Sprint User decides to continue service of [*****], the terms and conditions of this Agreement will fully apply.

4.	Price Changes/ Discounts. If there is any change to any price or offer of discounts to a Sprint User as applied through the Sprint Billing system, the parties will calculate the Payments based on the new and/or discounted price as agreed to by both parties.

5.	Minimum Payment for Sales Channel 1. Except for the free trial as described in Section 3 of this Exhibit F, in no event will the Payments for Sales Channel 1 be less than following minimum payment:

Type of Payment	Minimum Payment	Suggested Retail Pricing Without Sprint Data
Application 3—Editions:
TeleNav Limited Routes—All Devices Except Blackberry (per month/per user)*	$[*****]/month/per Sprint User (end-user)	Usually in a bundle so depends on bundle pricing
TeleNav Unlimited Routes—All Devices Except Blackberry (per month/per user)	$[*****]/month/per Sprint User (end-user)	$[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6.	Minimum Payment for Sales Channel 2. Except for the free trial and service described in Section 3 of this Exhibit F, in no event will the Payment be less than the amounts specified in the below table (“Minimum Payments”):

Type of Payment		Minimum Payment	Suggested Retail Pricing
Application	Editions
1	TeleNavTrack Lite (prior to 1/10/2010)	$[*****]/month/per Sprint User (end-user)	$[*****]
	TeleNav Track Lite (available between 1/11/2010 and 10/2/2011)	$[*****]/month/per Sprint User (end-user)	$[*****]
	TeleNav Track Lite (after 10/2/2011)	$[*****]/month/per Sprint User (end-user)	$[*****]
2	TeleNavTrack Basic	$[*****]/month/per Sprint User (end-user)	$[*****]
	TeleNavTrack Plus	$[*****]/month/per Sprint User (end-user)	$[*****]
	TeleNavTrack Enhanced	$[*****]/month/per Sprint User (end-user)	$[*****]
	TeleNavTrack Premium (prior to 1/10/2010)	$[*****]/month/per Sprint User (end-user)	$[*****]
	TeleNav Track Premium (after 1/10/2010)	$[*****]/month/Sprint user (end-user)	$[*****]
	TeleNav Track Standard	$[*****]/month/per Sprint User (end-user)	$[*****]
3	TeleNav Limited Routes - All Devices Except Blackberry (per month/per user)*	$[*****]/month/per Sprint User (end-user)	Usually in a bundle so depends on bundle pricing
	TeleNav Unlimited Routes- All Devices Except Blackberry (per month/per user)*	$[*****]/month/per Sprint User (end-user)	$[*****]
	TeleNav Limited Routes- for the Blackberry (per month/per user)*	$[*****]/month/per Sprint User (end-user)	Usually in a bundle so depends on bundle pricing
	TeleNav Unlimited Routes- for the Blackberry (per month/per user)	$[*****]/month/per Sprint User (end-user)	$[*****]
	One-Time Set-Up Fee (prior to 1/10/2010)	$[*****]/One-Time Set-Up Fee/per Sprint User (end-user)	$[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	One-Time Set-Up Fee (after 1/10/2010)	$[*****]/One-Time Set-Up Fee/per Sprint User (end-user)	$[*****]
4	Fleet	$[*****]/month/per Sprint User (end-user)	$[*****]
6	[*****] (prior to 10/2/2011)	$[*****]/month/per Sprint User (end-user)	$[*****]
6	[*****] (after 10/2/2011)	$[*****]/month/per Sprint User (end-user)	$[*****]
7	TeleNav Vehicle Manager –Standard	$[*****]/month/per Sprint User (end-user)	$[*****] (New 1Q10)
7	[*****]	$[*****]/month/per Sprint User (end-user)	$[*****] (New 1Q10)
8	[*****]	$[*****]/month/per Sprint User (end-user)	$[*****] (New 1Q10)
9	[*****]	$[*****]/month/per Sprint User (end-user)	$[*****] (New 1Q10)
	Asset Tracker	$[*****]/month/per Sprint User (end-user)	$[*****] (New 1Q10)
10	Vehicle Tracker	$[*****]/month/per Sprint User (end-user)	$[*****]
11	[*****]	$[*****]	$[*****]
12	[*****]	$[*****]	$[*****]
13	[*****]	$[*****]	$[*****]
14	[*****]	$[*****]	$[*****]
15	TeleNav Asset/Vehicle Tracker ([*****])	$[*****]end-user)	$[*****]
15	TeleNav Asset/Vehicle Tracker ([*****])	$[*****]/month/per Sprint User (end-user)	$[*****]

*	The number of Limited Routes per calendar month per Sprint User (end-user) will be 10 Routes per calendar month or as otherwise agreed to in writing.

7.	M-Commerce Revenue Share.

M-Commerce Services and Solutions — M-Commerce services and solutions consist of features or functions that are available to users primarily in the form of Local Applications and are characterized

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

by the inclusion of 3rd party content, 3rd party application functionality which is separately provided to the navigation and search functions of the core service capability. M-Commerce services may be intertwined in the application in certain contexts but the underlying purpose of such integration will be to invite individuals to use the unique aspects of the 3rd party content. In most instances TeleNav will be paying 3rd party for the unique service or content offering which will include content and transaction fees. Sprint will receive [*****] of the Gross M-Commerce Revenue generated from transaction fees derived within the application for M-Commerce purchases. “Gross M-Commerce Revenue” means the gross amount of transaction fees due to Company with respect to M-Commerce sales generated from within the Company Application on the Sprint Wireless Network, or any Wi-Fi network, less any applicable taxes (excluding Company’s income tax).

8.	Company Distribution – Revenue Share.

a.	Advertising Revenue Share.

i)	Company Distribution. In the event Company distributes Company Services to Sprint Users through [*****], including but not limited to [*****], Company shall pay Sprint an amount equal to [*****] of the Net Media Revenue (as defined in Exhibit J) for such Company Services provided Company can identify the end users of such Company Services as Sprint Users.

b.	Premium Services.

i)	[*****]. In the event Company distributes Telenav Premium services to Sprint Users through [*****] and Sprint bills Sprint Users for such Telenav Premium Services, Sprint shall pay Company an amount equal to [*****] of the total fees billed and collected by Sprint from a Sprint User for use of the Telenav Premium services. In the event Company invoices Sprint Users directly or indirectly for such Telenav Premium Services on the platforms set forth in this Section 7.b.i, Company shall pay Sprint an amount equal to [*****] of the total fees billed and collected by Company from a Sprint User for use of the Telenav Premium services, provided Company can identify the end users of such Company Services as Sprint Users.

ii)	[*****]. In the event Company distributes Telenav Premium services to Sprint Users through [*****] and Company invoices Sprint Users directly or indirectly for such Telenav Premium Services, Company shall pay Sprint an amount equal to [*****] of the total fees billed and collected by Company from a Sprint User for use of the Telenav Premium services, provided Company can identify the end users of such Company Services as Sprint Users.

iii)	End User Identification. Telenav will use reasonable commercial efforts to attempt to enhance its ability to identify users of Company Services by carrier over time so as to reduce the percentage of unidentified users over time from no less than [*****] to a greater percentage. In the event that the percentage drops below [*****] in any given reporting period, Supplier will allocate the percentage of unidentified users, along with their relevant fees billed and collected, to Sprint based on Sprint’s market share percentage of the reportable users for the given reporting period.

9.	[*****]. For the purpose of clarification, the sums subject to the Payment Percent do not include Sprint User API fees, access, airtime, wireless data transport, taxes or any other charges payable to Sprint by Sprint Users. Company acknowledges and agrees that [*****] in the event the [*****].

10.	Payment Process

1.	The Payments will be calculated on a calendar [*****] basis and will be due and payable by Sprint within [*****] days following the end of each [*****]. The initial Fixed License and Service Fee will be due and payable no later than [*****] days after the date of the last party to execute Amendment No. 3. Payment for Fixed License and Service Fee for the 2012 calendar year through June 30, 2013 will be made as follows: (i) $[*****], which was paid in [*****] and (ii) $[*****], which shall be made in

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

one single payment, due and payable by Sprint [*****] days after receipt of invoice . Telenav shall rebate to Sprint the sum of $[*****], which shall be paid in [*****] within [*****] days of receipt of the $[*****] payment from Sprint. TeleNav will issue an invoice to Sprint for all Fixed License and Service Fees payments referenced in this Section 10.

2.	All email correspondence regarding Payments and Remittances should be sent to the following:

i)	Jennice Chiu [*****]

ii)	Michael Strambi [*****]

iii)	Dave Jordan [*****]

3.	Sprint will remit all payments to:

Wire Address:

Pay to:	Wells Fargo
Routing & Transit #:	121000248
Beneficiary name:	Telenav, Inc.
For credit of:	Telenav, Inc.
Credit Account #:	[*****]

Postal Service Address:

Telenav, Inc.

Attn: Michael Strambi, CFO

950 DeGuigne Dr.

Sunnyvale, CA 94085

11.	Additional Reporting: Sprint shall use reasonable efforts to make available to Company subscriber level detail for each of the applications billed and charged by Sprint or its subsidiaries including Boost Mobile and Virgin Mobile USA, except for the Bundle Pricing arrangement. The detail may include information such as phone number, subscriber number, product type, service coverage period, billed date and amount billed.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT J

ADVERTISING

The Parties desire to add allowances and additional terms for advertising on all Company applications and Company and Sprint WAP properties.

1.0	DEFINITIONS

“Gross Media Revenue” means gross advertising and/or sponsorship, and/or cost-per-click (action) revenue earned by Company with respect to advertising on the Wireless Services that is displayed to users of Devices less credits for under delivery of advertising impressions and any applicable taxes (excluding Company’s income tax). Net Media Revenue shall exclude (a) traditional media commissions, when Company is invoiced for such commission based on a compensation agreement between Company and an external Ad Agency or external Ad sales organization, and (b) bad debt expense, not to exceed [*****] of Gross Media Revenue, when Company subsequently determines that an amount previously billed is uncollectable.

“Gross Revenue” means gross revenue earned from delivery of any form of promotion, advertising and/or sponsorship using any method for earning revenue by Supplier with respect to advertising that is displayed to users of Devices or in relation to services of the Supplier, less any applicable taxes (excluding Supplier’s income tax). Gross Revenue is not based on billings or cash collections but specifically includes revenue earned upon the delivery of the media or advertisement.

“Company House Advertising” means self promotional advertisements the Company places on the Wireless Services and will not receive revenue for this advertising. This includes links to upgrade from a free Company application or service to a paid Company application or service. Specifically, House Advertisements are used to promote new features, other in-house revenue generators, and other media properties of the Company.

“Sprint House Advertising” means Sprint and Sprint strategic partner’s promotional advertisements the Company places on the Wireless Services and will not receive revenue for this advertising.

2.0	ADVERTISING SERVICES

1. Scope of Content and Services: Sprint agrees that Company may provide Company Services (“Advertising Supported Content”) that may contain advertising, provided such advertising adhere to all Advertising Guidelines listed in Exhibit K. Parties agree that Advertising Supported Content will be offered free of charge to Users unless otherwise specified in writing. There will be no cost to Sprint for Advertising Supported Content.

All advertising must adhere to requirements Sprint Advertising Standards outlined in Exhibit K which may change from time to time. Sprint reserves the right to require review and approval of all advertisements prior to such advertisements running on the Sprint network. At Sprint’s written request, Company will terminate advertisements if Sprint, in its sole discretion, determines the customer experience is negatively impacted due to advertising. This may include a drop in page views and/or distinct visitors to the Company’s WAP site in two (2) or more consecutive months or increase in number of complaints received by Customer Care. Notwithstanding the foregoing provisions, in the event Sprint pre-approves an advertisement and subsequently terminates the advertisement, Sprint will allow Company’s advertiser to replace the terminated advertisement with a different one until such time as the advertiser has received the agreed upon impressions.

When utilizing the Sprint mobile Advertising Platform, Sprint’s business rules and platform specifications will apply.

Sprint shall provide documentation on the Sprint Broker Platform to Company as soon as it is publically available and Sprint and Company shall work in good faith to explore ways to integrate the Sprint Broker Platform with the Company Services provided such integration results in higher eCPM

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

than currently attained by Company for similar ad units as of the Amendment No. 5 Effective Date. Company shall participate in [*****] of the Sprint Broker Platform and [*****] within the Company Services to publish revenue generating ads. The trial shall begin [*****], with no incremental costs to Sprint, provided that Company shall undertake reasonable efforts to meet this [*****] implementation date, but shall not be in breach of the Agreement if the implementation is not completed in [*****]. Company and Sprint will work together to evaluate the success, measured by eCPM impacts and other factors that are mutually agreed upon, within [*****] of trial end.

2. Delivery and Support: For Company procured advertising all advertising will be delivered by Company’s vendor of choice. For Sprint procured advertising all advertising will be delivered by Sprint Broker Platform or Sprint’s vendor of choice.

3. Advertising Sales: All non-house Advertising, must be sold by Company at rates to be agreed to in writing by Sprint, but in no event greater than industry competitive advertising rates for similar inventory and placement.

4. Revenue Sharing – Company Published Company Procured Inventory: Company will pay Sprint [*****] of the Net Media Revenue on a calendar [*****] basis for all advertising procured by Company served on the Sprint Wireless Network, or any Wi-Fi Network, through Sprint Services.

For purposes of clarification, the following are calculation examples:

	Impressions Delivered	Gross CPM	Net Media Revenue
Campaign A	[*****] impressions	$[*****]	$[*****]
Campaign B	[*****] impressions	$[*****]	$[*****]
Campaign C	[*****] impressions	$[*****]	$[*****]
Total	[*****] impressions		$[*****]

Average of the Billed Rate Charged to Advertisers		$[*****]/ ([*****]/ [*****]) = $[*****]

Total Net Media Revenue:			$[*****]
Sprint Share of Total Net Media Revenue			[*****]%
Sprint Dollar Share of Total Net Media Revenue			$[*****]

5. Revenue Sharing – Sprint Broker Platform Supplied or Delivered – Company Published Inventory: Sprint will pay Company [*****] of the Gross Revenue earned on a calendar [*****] basis for all advertising procured by Sprint or the Sprint Broker Platform and published by Company or procured by Company, delivered by Sprint Broker Platform and published by Company.

Calculation Example for Revenue Sharing – Sprint or Sprint Broker Platform Supplied – Company Published Inventory

Impressions Delivered	Gross CPM	Gross Revenue
Campaign A [*****] impressions	$[*****]	$[*****]
Campaign B [*****] impressions	$[*****]	$[*****]
Campaign C [*****] impressions	$[*****]	$[*****]
Total [*****] impressions		$[*****]

Average of the Billed Rate Charged to Advertisers	$[*****]/([*****]/[*****]) = $[*****]
Total Gross Revenue:		$[*****]
Sprint Share of Total Gross Revenue		[*****]%
Sprint Dollar Share of Total Gross Revenue		$[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6. Revenue Sharing – Company Supplied—Non-Company Published Inventory: Supplier will pay Sprint, unless agreed to in writing by Sprint’s Relationship Manager:

a)	Sprint Broker Platform Advertising:

•	[*****]% of the Gross Revenue earned associated with all advertising served through the Sprint Advertising Platform. The balance after this payment is the “Net Revenue Earned”

•	Plus,

•	[*****]% of the Net Revenue Earned for all advertising served on Sprint Inventory (Sprint is the publisher or has exclusive rights to the advertising).

“Revenue earned”, whether in reference to Gross Revenue or Net Revenue earned is not based on cash received or amounts billed. There are no deductions allowed for bad debt, expenses paid to advertising networks or others to serve or manage campaigns, etcetera or any other expenses not specifically identified in this Agreement.

For purposes of clarification, the following are calculation examples:

Calculation Example 1: Revenue Sharing – Sprint IS NOT the Publisher

Total Gross Revenue earned:	$[*****]
Amounts Owed Sprint:
Sprint Advertising Platform Revenue:	$[*****] ($[*****] x [*****]%)
Total Amount Owed Sprint:	$[*****]
Supplier and Publisher Revenue Share	$[*****]

NOTE: Publisher will be owed amounts due based on terms/agreement with each publisher where advertising is served.

Calculation Example 2: Revenue Sharing – Sprint IS the Publisher

Total Gross Revenue earned:	$[*****]
Amounts Owed Sprint:
Sprint Advertising Platform Revenue:	$[*****] ($[*****]x [*****]%)
Sprint Publisher Revenue:	$[*****] ($[*****]x [*****]%)
Total Amount Owed Sprint:	$[*****]
Supplier Revenue Share	$[*****]

b)	Non-Sprint Broker Platform Advertising.

[*****]% of the Gross Revenue earned associated with all advertising served on any inventory within Sprint.com. Gross Revenue earned is not based on cash received or amounts billed. There are no deductions allowed for bad debt, expenses paid to advertising networks or others to serve or manage campaigns, etcetera or any other expenses not specifically identified in this Agreement.

For purposes of clarification, the following are calculation examples:

Calculation of Revenue Sharing:

Total Gross Revenue earned:	$[*****]
Amounts Owed Sprint:
Sprint Revenue Share:	$[*****] ($[*****]x [*****]%)
Total Amount Owed Sprint:	$[*****]

7. Advertising Referrals. Each party shall be entitled to receive [*****]% of total Gross Revenue earned for any advertiser/account referred to the other. The parties shall develop a process for such referrals to be deemed approved referrals by the receiving party to avoid sales channel conflicts between the parties.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8. Revenue Sharing – House Advertising: Company will limit Company House Advertising so that it averages no more than [*****] of total Company inventory available in any one month to Sprint Users unless mutually agreed to by both Parties. Company shall allocate up to [*****] of the arrival display ads on the Company Services for Sprint House Advertising provided such Sprint House Advertising ads are reasonably context specific for such arrival advertising.

9. Revenue Sharing – Other: The parties agree that in the event new or unanticipated advertising opportunities arise where the parties may cooperate in the sale and distribution of advertising that it shall be the intent of the parties that the Company will pay Sprint [*****] of the Net Media Revenue for related advertising services, such payments to be made on a monthly basis.

10. Payments: All Revenue Sharing payments are due by each party to the other shall be made within [*****] of the end of the calendar [*****]. Company will remit payments in accordance with Exhibit J. Sprint reserves the right to change its policies and conditions for the payment of Gross Media Revenue, including but not limited to payment frequency, and Sprint will inform Company of any such change by providing reasonable advanced written notice to permit Company to adjust its business processes to meet any revised payment frequency request.

11. Taxes: Each party is responsible for collecting and remitting all transaction taxes imposed upon the sale of its goods or services including advertising.

12. Reporting: Each party will also deliver to the other, [*****] along with payment, a summary report supporting the amount paid for every campaign and in total, which includes a line item showing the advertiser associated with each campaign, total impressions served, total click thru, and total payments. In the case of Company Supplied, Non-Company Published Inventory the summary report will separate out Sprint revenue earned for ‘brokering’ including a line item for total revenue.

13. Audit Rights. The Parties agree that each Party, or its authorized representatives, will have the right, at any time (but no more than once per year), upon reasonable notice, to perform an audit with respect to the other Party’s performance of its obligations herein. For purposes of such audit, the each Party will grant the other Party and its representative’s full and complete access, during normal business hours and upon reasonable notice, to the Party’s facilities, books, records, procedures, and all other information required to ascertain any facts relative to its performance hereunder.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT K

Sprint Advertising Standards

[Not submitted.]

Sprint—Confidential—Not for distribution.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT N

Advertising Content and/or Services

[Not submitted.]

Sprint—Confidential—Not for distribution.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.